UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21515
                                                     ---------

                  TS&W / Claymore Tax-Advantaged Balanced Fund
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

               Nicholas Dalmaso, Chief Legal and Executive Officer
                   2455 Corporate West Drive, Lisle, IL 60532
       -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

           Annual
           Report
December 31, 2007

                                                             TS&W/Claymore
                                              Tax-Advantaged Balanced Fund   TYW

photo of: 2 boats on water.

Logo: TS&W Thompson, Siegel & Walmsley LLC
      ------------------------------------
      INVESTMENT MANAGEMENT

Logo: CLAYMORE(R)
                       www.tswclaymore.com
             ... home port for the LATEST,
     most up-to-date INFORMATION about the
TS&W/Claymore Tax-Advantaged Balanced Fund


TYW
LISTED
NYSE


TS&W/
Claymore
Tax-Advantaged
Balanced Fund

Logo: TS&W Thompson, Siegel & Walmsley LLC
      ------------------------------------
      INVESTMENT MANAGEMENT

Logo: CLAYMORE

There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.TSWCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Thompson, Siegel & Walmsley LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear SHAREHOLDER


We are pleased to submit the annual report for the TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") for the fiscal year ended December 31, 2007. As you may know, the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its investment objective by investing in a portfolio of assets consisting primarily of municipal securities that generate income that is exempt from regular federal income tax (and which is not a preference item for purposes of the alternative minimum tax) and common stocks and preferred securities that are eligible to pay dividends which, for individual investors, qualify for federal income taxation at long-term capital gain rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to equity markets.

Claymore Advisors, LLC is the Investment Adviser to the Fund, with responsibility for managing the Fund's overall asset allocation. Two Investment Sub-Advisers are responsible for day-to-day management of the Fund's investments. Thompson, Siegel & Walmsley LLC ("TS&W") manages the Fund's equity portfolio and other non-municipal income-producing securities. As of December 31, 2007, TS&W managed or supervised approximately $7.8 billion in assets. SMC Fixed Income Management, L.P. ("SMC") is responsible for the Fund's portfolio of municipal bonds. As of December 31, 2007, SMC managed or supervised approximately $300 million in assets.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12 months ended December 31, 2007, the Fund provided a total return based on market price of -8.97%. This represents a closing market price of $13.10 on December 31, 2007, versus $15.77 on December 31, 2006. On an NAV basis, the Fund generated a total return of -3.60%. This represents a NAV of $14.94 on December 31, 2007, versus $16.83 on December 31, 2006. The Fund's market price at December 31, 2007, represented a discount to NAV of 12.32%; as of December 31, 2006, the share price was at a 6.30% discount to NAV.

We believe that the Fund's market price discount to NAV represents an opportunity, as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio. We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 28 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.


                                           Annual Report | December 31, 2007 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | DEAR SHAREHOLDER continued


During 2007, the Fund distributed dividends of approximately $1.32 per share. For 2007 federal income tax purposes, approximately 48% of these distributions were sourced from realized long-term capital gains, 29% were tax-exempt dividends, 15% were qualified dividend income subject to tax at the long-term capital gains rate, and 8% were fully taxable ordinary income. However, there is no guarantee that this level of income will be maintained.

The Fund last paid its quarterly dividend of $0.2525 on December 31, 2007. On an annualized basis, this distribution equates to a 7.71% rate based upon the closing market price of $13.10 on December 31, 2007. Given the Fund's 2007 tax characteristics for distribution paid, this rate represents a tax-advantaged distribution rate of 10.42% for an individual shareholder subject to the maximum federal income tax rate of 35%.

In December 2007 we announced a change to a calendar quarter dividend cycle; dividends were previously distributed on the last day of February, May, August and November. As a result of the change to a calendar quarter dividend cycle, a quarterly dividend of $0.2525 was declared on December 3, 2007, payable on December 31, 2007, to shareholders of record December 14, 2007. We expect to announce the next regular quarterly dividend in March of 2008.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the first half of 2007 and the Investment Adviser's and Sub-Advisers' views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.tswclaymore.com.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso

TS&W/Claymore Tax-Advantaged Balanced Fund


The broad auction-rate preferred securities market has experienced some disruption in the past few months, but those disruptions have increased dramatically in recent days and your Fund was not immune to this disruption. The result has been an increasing number of failed auctions on many, if not all, auction-rate preferred shares, including Auction Market Preferred Shares ("AMPS") like those issued by the Fund. We believe this increase in failed actions is simply a liquidity issue and investors need to be aware that a failed auction is not a default nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater.

The Fund has two series of AMPS; a seven day series auctioning each Monday ("M-7") and a 28-day series that auctions every fourth Tuesday ("T-28"). The auction for the M-7 series for February 18, 2008 failed, while the next auction for the T-28 series is scheduled for March 11, 2008. The maximum rate established for this failed auction of the M-7 series was 4.386%. This maximum rate is not significantly different from, and in many cases lower than, recent successful auctions. Nevertheless, we will continue to evaluate the benefits and impacts of leverage on the Fund.

4 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

QUESTIONS & ANSWERS

The TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") is managed jointly by Thompson, Siegel & Walmsley LLC ("TS&W") and SMC Fixed Income Management, LP ("SMC"). The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund. The individuals named below are responsible for managing the Fund.

VINCENT R. GIORDANO, PORTFOLIO MANAGER, MANAGING MEMBER
SMC FIXED INCOME MANAGEMENT, LP.
Mr. Giordano is a Managing Member of SMC. He leads the SMC's municipal fixed-income investment management team and co-manages the Fund's municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC and Merrill Lynch. He has more than 30 years of investment experience.

ROBERTO W. ROFFO, PORTFOLIO MANAGER, MANAGING DIRECTOR
SMC FIXED INCOME MANAGEMENT, LP.
Mr. Roffo co-manages the Fund's municipal portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore Advisors, LLC and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor's Degree from the University of Massachusetts.

PAUL A. FERWERDA, CFA, PORTFOLIO MANAGER, SENIOR VICE PRESIDENT -
DOMESTIC EQUITY AND RESEARCH
THOMPSON, SIEGEL & WALMSLEY LLC
Mr. Ferwerda is responsible for the day-to-day management of the Fund's common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

WILLIAM M. BELLAMY, CFA, PORTFOLIO MANAGER, VICE PRESIDENT
THOMPSON, SIEGEL & WALMSLEY LLC
Mr. Bellamy joined TS&W in 2002. He has 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund's taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, Claymore Advisors, TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund's performance in the fiscal year ended December 31, 2007.


--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE THEM? The Fund's primary investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gain rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to equity markets. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING 2007?
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12 months ended December 31, 2007, the Fund provided a total return based on market price of -8.97% and a return of -3.60% based on NAV. As of December 31, 2007, the Fund's market price of $13.10 represented a discount of 12.32% to NAV of $14.94.

For NAV performance comparison purposes, the municipal bond market, as measured by the Lehman Brothers U.S. Municipal Long Bond Index (the "Lehman Muni Index"), a widely used measure of the municipal bond market as a whole, returned 0.46% for the 12 months ended December 31, 2007. The broad equity market, as measured by the S&P 500 Index, returned 5.49%. The high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index, returned 2.19% for the year, and the Merrill Lynch U.S. Fixed Rate Preferred Stock Index returned -11.31%.

During 2007, the Fund distributed dividends of approximately $1.32 per share. For 2007 federal income tax purposes, approximately 48% of these distributions were sourced from realized long-term capital gains, 29% were tax exempt dividends, 15% were qualified dividend income subject to tax at the long-term capital gains rate, and 8% were fully taxable ordinary income.

In December 2007 we announced a change to a calendar quarter dividend cycle; dividends were previously distributed on the last day of February, May, August and November. As a result, a quarterly dividend of $0.2525 was declared on December 3, 2007, payable on December 31, 2007, to shareholders of record December 14, 2007. In addition, the Fund paid a year-end supplemental dividend on December 31, 2007 in the amount of $0.115 to shareholders of record on December 26, 2007. We expect to announce the next regular quarterly dividend in March of 2008.


                                           Annual Report | December 31, 2007 | 5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


Bar Chart:
DIVIDENDS PAID FOR 2007
Feb               0.2344
May               0.2344
Aug               0.2344
Nov               0.2525
Dec*              0.3675
*Includes a special year and distributions of $0.115 per share.



--------------------------------------------------------------------------------
HOW ARE ASSETS ALLOCATED AMONG THE VARIOUS ASSET CLASSES?
Under normal market conditions, the Fund invests at least 50%, and may invest up to 60%, of its total assets in debt securities on which the interest is exempt from regular federal income tax and is not a preference item for purposes of the alternative minimum tax ("municipal securities"). As of December 31, 2007, approximately 55.5% of the Fund's assets were invested in municipal securities. Of the remaining assets in the Fund's portfolio as of December 31, 2007, approximately 35.7% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 8.8% were invested in other taxable income-producing securities, which include high-yield bonds, preferred stocks, real estate investment trusts and other income producing securities.

From time to time, assets are rebalanced to maintain at least 50% of total assets in municipal securities. Growth within the Fund's common stock portfolio enabled us to reallocate the Fund's assets in late January of 2007 and again in December 2007, as the equity and taxable income portion of the portfolio appreciated to a level close to the maximum allowable allocation of 50% of assets. Assets within the equity and taxable income portfolio were sold and general obligation municipal securities were purchased with the proceeds.


--------------------------------------------------------------------------------
HOW DOES THE FUND EMPLOY LEVERAGE?
TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide the potential for increased income and capital appreciation to common shareholders than could otherwise be achieved from an unleveraged portfolio.

In executing this strategy, the Fund issued Auction Market Preferred Shares (the "AMPS") shortly after the Fund was first brought to market. During 2007, the AMPS detracted from the Fund's return. Early in the year, before the Federal Reserve Board (the "Fed") began to lower interest rates in September, the AMPS reduced net income. As short-term rates declined as a result of the Fed's actions to lower rates, the cost of AMPS did not decline. As a result of the liquidity and credit crises that started with the sub-prime issues, while rates paid on AMPS historically have tracked LIBOR, this trend did not continue the latter part of 2007. (LIBOR, or London InterBank Offered Rate is the interest rate that banks charge one another in the short-term international interbank market. Because LIBOR rates are widely used as reference rates for financial instruments, they provide the basis for some of the world's most liquid and active interest rate markets.) Investors were concerned about credit quality and seemed to ignore the fact that the Fund's AMPS are rated Aaa/AAA by Moody's Investors Service and Fitch.

During 2007, we also used inverse floaters, which are derivative structures that involve leveraging individual municipal bonds in the portfolio using intermediate-term notes with floating rates, and the additional income received on this leverage contributed favorably to the Fund's performance.

Going forward, we expect to employ a leverage program whenever we believe that it can add value. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund's inception.


--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE MUNICIPAL MARKET AND THE PERFORMANCE OF THE MUNICIPAL BOND PORTION OF THE FUND FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?
It was an extraordinarily challenging time for the tax-exempt market and for bond managers generally. The first half of the year was fairly quiet, with modestly rising interest rates and new issuance of municipal bonds absorbed fairly easily. Beginning in late summer, markets became extremely volatile and increasingly illiquid. Initially, the concern on the part of market participants was limited to the sub-prime segment of the mortgage-backed securities market. However, these concerns broadened to include


6 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


a wide range of financial institutions and markets. The final quarter of the year was tumultuous, with a flight to quality driving a pronounced rally in U.S. Treasury securities, while every other area of the fixed income market dropped sharply as spreads between risky securities and U.S. Treasury securities widened dramatically. As leading financial firms wrote down billions of dollars of assets in December, market liquidity for certain types of risky fixed income securities essentially vanished.

Although municipal bonds have throughout their existence been regarded as a high quality fixed income asset class with an extremely low default rate, investors shunned even the highest rated bonds in December, causing a widening of spreads between municipal securities and U.S. Treasury securities. Municipal securities with ratings below AAA performed very poorly, regardless of underlying fundamentals.


--------------------------------------------------------------------------------
HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM IN THIS ENVIRONMENT?
For the full year 2007, the portfolio of municipal bonds produced a return of -1.91%, before fees and expenses. For comparison purposes, the Lehman Muni Index, a widely used measure of the municipal bond market as a whole, posted a total return of 0.46%. Since the Lehman Muni Index produces annual income of approximately 4.25%, this means that the market value of the bonds that make up the Lehman Muni Index declined approximately 3.70%. The Lehman Muni Index consists of approximately 30,000 bonds with an average rating of AA+ to AAA (as rated by Moody's, Standard & Poor's and other major rating agencies). Since an important goal of this Fund is to provide a superior level of tax-free income, the Fund's bond portfolio includes mainly lower-rated investment-grade bonds. In an environment in which investors generally avoided bonds with a risk component, it is not surprising that a portfolio of lower-rated municipal securities such as those in the Fund's portfolio would underperform the Lehman Muni Index.


--------------------------------------------------------------------------------
HOW DO YOU SELECT MUNICIPAL SECURITIES FOR THE FUND?
We begin by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. Our team analyzes the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, we incorporate a bottom-up and top-down analysis that helps us construct a portfolio that we believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. While we monitor interest rates very closely and act quickly to adjust the portfolio to changing market rates, we do not trade the portfolio in search of incremental gains that could be achieved by active trading based on daily changes in rates. Our proprietary unbiased research helps us identify undervalued sectors that we believe have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.


--------------------------------------------------------------------------------
WHICH ISSUES OR SECTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL SECURITIES PORTFOLIO?
Although prices of all municipal bonds dropped as spreads between municipal securities and U.S. Treasury securities widened, the Fund's non-insured long-duration bonds with AAA ratings performed better than other holdings. (Duration is a measure of a bond's price sensitivity to changes in interest rates, expressed in years. Duration approximates how much a bond's price will change if interest rates change by a given amount.)

Also, approximately 10% of the portfolio's bonds rated single-A or lower were pre-refunded during the fiscal year ended December 31, 2007. (Pre-refunded bonds are backed by securities, usually U.S. Treasury securities, which are held in escrow to meet interest payments and pay off the principal amount of bonds on their first call date. Bond issuers will typically pre-refund bonds during times of lower interest rates to reduce their borrowing costs.) Since the credit risk carried by bonds is eliminated in connection with the pre-refunding process, these bonds performed relatively well during the latter part of the year when spreads between risky securities and U.S. Treasury securities generally widened.


--------------------------------------------------------------------------------
WHICH AREAS OF THE MUNICIPAL SECURITIES PORTFOLIO HURT PERFORMANCE?
Since the Fund's inception, it has been positioned with an overweight in investment-grade health care credits. We initially purchased these securities because of their attractive prices, relatively high yields and what we believed to be their strong upside potential. These bonds performed well from the Fund's inception through the first half of 2007; in fact, they performed so well that spreads on such bonds relative to the highest rated municipal securities narrowed significantly. As the year progressed, spreads on these bonds widened more than those on other lower rated bonds because they had previously been so narrow; performance of health care credits was therefore among the worst in the municipal market in the last few months of the year. Fortunately, we sold many of the health-care credits in the portfolio after their prices rose, and some others in the portfolio were pre-refunded, essentially eliminating credit risk. However, the health care credits remaining in the portfolio, many of which carried low investment-grade ratings, detracted from performance.


                                           Annual Report | December 31, 2007 | 7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

Another area of emphasis for the Fund has been land-secured housing credits. These bonds, which are issued by local municipalities, represent most of the portfolio's high-yield or non-rated exposure. Many corporate land developers borrow money from local governments to help subsidize the construction of new housing developments. Bonds from such transactions are called special tax allocation securities and are secured by property taxes assessed on the new homes. At their inception, these securities have higher levels of risk because of the time lag between their issuance and when property taxes are collected. During a period in which risky mortgages dominated the financial news, these bonds performed relatively well because the underlying properties were secured mainly by older, more secure mortgages. Although prices of these bonds dropped as their spreads widened along with the rest of the market, they performed better than other high-yield municipal bonds. As the end of the year approached, we sold some of the Fund's holdings in this category because of their relative outperformance within the high yield sector.


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MUNICIPAL MARKET, AND WHAT DOES THIS MEAN FOR THE FUND?
While issues regarding sub-prime mortgages and related credit concerns did not directly impact municipal bonds, the impact on bond insurers, who back mortgage as well as tax-exempt debt, did affect the municipal securities market in 2007. Additionally, some hedge funds that invested in municipal-structured trades were forced from the market, putting additional pressure on the municipal securities market.

Municipalities could face revenue challenges in 2008 if the consensus of economic forecasts, calling for further slowing, proves to be correct. Many states are already reporting lower than projected tax revenues, and tax revenue will be impacted if economic growth slows further, the housing slump continues or the unemployment rate moves higher.

Although the financial viability of the bond insurers continues to affect the municipal securities market, the credit quality of municipal securities backed by insurance has not deteriorated. We believe that individual bonds should be evaluated on their own fundamentals, bearing in mind that insurance is usually purchased to lower the interest rate paid by the issuer, not to secure a low-quality credit. With municipal bonds trading at significantly lower prices than we saw a few months ago, some strategists are touting municipal bonds as an attractive investment value for 2008.


INSURED BONDS HELD AT DECEMBER 31, 2007
----------------------------------------------------------------
                                                  % OF LONG-TERM
INSURER                                              INVESTMENTS
----------------------------------------------------------------
AMBAC                                                       1.6%
FGIC                                                        0.9%
MBIA                                                        2.3%
RADIAN                                                      1.3%
----------------------------------------------------------------

We believe that the market has over-reacted to credit problems in certain sectors, dumping any securities perceived as risky, regardless of underlying fundamentals. Whenever such imbalances occur, we believe that opportunities may be created. Although we believe that there may still be further problems in the credit markets, we are selectively looking for opportunities to purchase bonds of reasonable quality that may be selling below their long-term intrinsic value.

The Fund's equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.


--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE U.S. EQUITY AND HIGH-YIELD BOND MARKETS DURING 2007?

EQUITY MARKET
It was a generally positive period for the U.S. equity market, although with considerable volatility. Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before stocks moved lower in the late summer. A rally in September was sparked in part by the first of the Fed's three interest rate reductions. In the fourth quarter, volatility increased and most indices declined, as markets responded to further bad news about the potential impact of the sub-prime mortgage crisis.

There was a major change in market leadership in 2007: after a period of approximately seven years during which small-cap stocks generally outperformed their large-cap peers, large-cap stocks regained market leadership as investors became less comfortable with risk. Growth stocks performed much better than value stocks during 2007.


HIGH-YIELD MARKET
In the first half 2007, returns in the high-yield market moderated from the high levels generated in 2006, but high-yield bonds still outperformed investment grade bonds. The second half of the year was dramatically different. Problems in the high-yield market began with the near collapse of two levered hedge funds in June and continued with a major drop in the equity market in August. Following a spike in LIBOR rates in the latter part of the year, liquidity largely vanished from portions of the credit markets. The result was a major deterioration in the high yield market, as there was a flight to quality by fixed income investors seeking to avoid credit risk. In this environment U.S. Treasury securities were the best performing issues, and spreads widened significantly.


8 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
BEFORE WE DISCUSS THE SPECIFIC PERFORMANCE ATTRIBUTES OF THE PORTFOLIOS, WILL YOU DESCRIBE HOW YOU CHOOSE EQUITY AND HIGH-YIELD SECURITIES?

TS&W's investment process is value-driven and team-oriented. On the equity side, we have a proprietary quantitative valuation model that we apply to more than 400 stocks. This directs our review process toward companies that we believe have the highest expected return potential over a multi-year period. Our in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE DIVIDEND INCOME EARNED ON THE FUND'S EQUITY
INVESTMENTS.
Our informal goal is for the common equity portfolio to generate a dividend yield of about two times the yield on the S&P 500 Index, which was approximately 1.96% as of December 31, 2007. We were very pleased with the portfolio's dividend yield during 2007, which maintained a significant premium to the yield of the index. The annualized yield on the equity portion of the portfolio was approximately 3.75%; however, there is no guarantee that this level of income will be maintained. The portfolio's yield was enhanced as many companies in which the Fund was invested increased their regular dividends and some also declared special dividends.


--------------------------------------------------------------------------------
WHICH AREAS OF THE COMMON EQUITY PORTFOLIO HELPED PERFORMANCE?
We are pleased with the performance of the equity portion of the Fund in of 2007, on an absolute basis as well as relative to the indices we use for comparison. The common equity portion of the portfolio had a return of approximately 4.7%, before fees and expenses, compared with 5.5% for the S&P 500 Index and a negative return of -0.2% for the Russell 1000(R) Value Index. We consider this return a significant accomplishment during a period of market leadership by growth stocks, since this value-oriented portfolio significantly outperformed the Russell 1000(R) Value Index and posted a return just slightly below that of the more growth-oriented S&P 500 Index. This was a period when many investors lost money, since the median price change of the broad Russell 3000(R) Index was -8% and almost a quarter of the companies in that index were down at least 30%.

The equity portfolio's performance was particularly strong in telecommunications, a sector that combines growth with relatively high dividend yields. The equity portfolio was overweight relative to the S&P 500 Index and the Russell 1000(R) Value Index in telecommunications, which was among the best performing industry sectors. Among the best performing telecommunications holdings were AT&T, Inc., Verizon Communications, Inc., Vodafone Group PLC and Deutsche Telekom AG (0.9%, 1.2%, 0.7% and 0.8% of total net investments, respectively).

Another area where we added considerable value was the portfolio's significant underweight relative to the indices in the consumer discretionary sector, a position we maintained because of concern about consumer spending. While index returns in this sector were negative, the portfolio's return was positive because of strong performance of Regal Entertainment Group (not held in the portfolio at period end), which operates movie theaters throughout the United States. We have begun to add to this sector very gradually, as we find opportunities that we believe represent reasonable risk and attractive dividends.

In the consumer staples sector, we added value through stock selection; holdings that performed well included The Procter & Gamble Company and Merck & Co., Inc. (0.9% and 0.8% of total net investments, respectively). Also positive was an overweight in utilities, a high-yielding sector that performed well.

Performance benefited from an overweight in the energy sector, which performed well; holdings included Chevron Corp. and Royal Dutch Shell PLC (1.5% and 1.3% of total net investments, respectively). However our stock selection did not add value because most of the energy stocks that performed best during this period were smaller, riskier companies that tend to respond strongly to rising oil prices.

Although the portfolio's main equity focus is on securities of U.S. issuers, we may invest in American depositary receipts ("ADRs") or (American depositary shares) ("ADSs") and in other dollar-denominated securities of foreign issuers, and this flexibility to take advantage of international opportunities often contributes to income and total return. We often find that yields are higher in international markets than in the U.S., and during 2007, international markets (as measured by the Morgan Stanley EAFE Index) performed better than U.S. markets. In order to identify attractive foreign investments, we work closely with TS&W's international team. We review attractive opportunities they have identified to see if they pay dividends and have securities in which this Fund can invest. During 2007, four of the top five contributors among equity positions were ADRs or ADSs; these were Nokia Corp. (0.4% of total net investments), Vodafone Group PLC, Deutsche Telekom AG and Royal Dutch Shell PLC.



                                           Annual Report | December 31, 2007 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHICH AREAS OF THE COMMON EQUITY PORTFOLIO HURT PERFORMANCE?
The financial sector performed poorly throughout 2007, as the impact of the sub-prime mortgage crisis became more and more pervasive. In this sector, the Fund was slightly overweight relative to the S&P 500 Index but significantly underweight relative to the Russell 1000(R) Value Index, which has a major financial component. The Fund's performance benefited from our avoidance of the stocks with greatest exposure to sub-prime mortgages. However, even the strongest companies in this sector, including those with secure dividends and minimal exposure to mortgages, performed poorly. An example is American International Group, Inc. (1.0% of total net investments); this is a diversified insurance company with excess capital, which we believe bodes well for the possibility of future stock buybacks or dividend increases. But since AIG is a very large company in a problematic sector, when investors make the decision to avoid the financial sector, as they did during 2007, there is selling pressure on the stock.

The sector in which our investment decisions added least value was information technology, a low-yield sector that was quite strong. However, the best performing stock in the portfolio for the year, Nokia Corp., was in the technology sector.


--------------------------------------------------------------------------------
HOW DID THE PORTFOLIO'S HIGH-YIELD BONDS AND PREFERRED STOCKS PERFORM?
On an absolute basis, this portion of the portfolio had a negative return for the year. However, it performed better than the benchmark we have established to evaluate performance. Early in 2007, the benchmark was changed from the Merrill Lynch High Yield Master II Index to a blend of 67% Merrill Lynch High Yield Master II Index and 33% Merrill Lynch U.S. Fixed Rate Preferred Stock Index. For the full year 2007, this portion of the portfolio had a return of -0.8%, before fees and expenses, compared with -2.4% for this blended benchmark.

During 2007, the composition of the taxable non-equity portion of the portfolio averaged approximately 68% high-yield bonds and 32% preferred stocks. A slight overweight in high yield bonds versus preferred stocks contributed to relative performance. But more important was the portfolio's higher credit quality than the high yield index, and we continue to keep a very watchful eye on credit quality, taking quick action to sell positions that we believe are deteriorating. A market such as this also creates opportunities, as some higher quality bonds have sold off along with weaker issues. We have made opportunistic purchases that have upgraded the overall quality of the portfolio.

In managing the high-yield portion of the portfolio, we place greater focus on income than on total return. Our strategy is to generate a high level of income that does not qualify for the favorable tax treatment accorded certain dividends (also known as non-QDI income) without taking significant credit risk.


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE EQUITY AND HIGH-YIELD MARKETS IN THE MONTHS AHEAD? Our outlook is rather cautious at this time. There is increasing evidence that economic growth in the U.S. is slowing, and we believe that companies will have difficulty achieving earnings growth. There is growing criticism that the Federal Reserve has been slow to provide the needed stimulus, but we believe they are moving in the right direction, and they have indicated willingness to lower interest rates further. There is also political risk, since a change in the White House could portend changes in the current favorable tax treatment of dividends and capital gains.

If investors begin to favor more defensive issues, that may be beneficial to the value-oriented equity style used in managing this portfolio. When market sentiment is very negative, that can be a time of opportunity for value managers such as TS&W. In the past, widespread discussion of negatives in the financial press, such as we are seeing now, has often signaled that a bottom is at hand. Also a somewhat weaker stock market favors our strategy, because dividends become a more important aspect of returns when stock prices are not moving up so much.

We believe that current valuations are reasonable, and stocks are selling at the lowest multiples of earnings in some time. Interest rates are extremely low, and other things being equal, that is positive for stocks. We are carefully examining the financial sector as we seek opportunities, while striving to avoid problems that are still likely to arise as there are further interest rate resets on mortgage-related securities. Similarly, in the high yield portion of the portfolio, we are selectively taking advantage of opportunities to purchase high quality bonds that have dropped in price along with riskier issues.


l0 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
TYW RISKS AND OTHER CONSIDERATIONS
Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Additionally, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in equity securities. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Additionally, any capital gains dividends will be subject to capital gains taxes.

The Investment Manager may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund's assets in the municipal securities portfolio against the volatility of interest rate changes and other market movements. There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Fund and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

The Fund may seek to enhance the level of the Fund's current income through the use of leverage. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund's current income.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There are also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

FUND DISTRIBUTION RISK In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

It is important to note that closed-end funds often trade at a discount to their market value.

The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed and taxpayers should seek advice based on the taxpayer's circumstance from an independent tax advisor.


                                          Annual Report | December 31, 2007 | l1

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund SUMMARY | AS OF DECEMBER 31, 2007 (unaudited)


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                               $13.10
Common Share Net Asset Value                                              $14.94
Premium/(Discount) to NAV                                                -12.32%
Net Asset Applicable to Common Shareholders ($000)                      $230,202
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 4/28/04)                                    MARKET                NAV
--------------------------------------------------------------------------------
One Year                                               -8.97%             -3.60%
Three Year - average annual                             6.32%              5.69%
Since Inception - average annual                        3.36%              7.74%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                      % OF TOTAL
MUNICIPAL PORTFOLIO                                                  INVESTMENTS
--------------------------------------------------------------------------------
New York State Dormitory Authority Revenue
Mental Health Services Facilities Improvement (Prerefunded),
Series 2000D-1, 5.250%, 8/15/2030                                           2.2%

California Health Facilities Financing Authority Revenue
Series 1755, 6.530%, 11/15/2046                                             2.2%

New York State Dormitory Authority Revenue, Rols-R-816, Series A,
MBIA Insured, 6.429%, 7/1/2046                                              2.2%

UBS Municipal Various States, 6.644%, 8/1/2057 (PR)                         2.1%

New York City Municipal Water Finance Authority, Water and Sewer
System Revenue Bonds, Fiscal 2008, Series A, 5.000%, 6/15/2038              1.9%

Allegheny County Hospital Development Authority, Health
System Revenue (PA), West Penn, Series 2007A, 7.058%, 11/15/2040            1.9%

Municipal Security Trust Certificates (CA), Series 7044,
Class B, 7.125%, 6/1/2047                                                   1.8%

Missouri Development Finance Board, Branson Landing Project,
Series 2004A, 5.625%, 12/1/2028                                             1.6%

Health and Educational Facilities Authority of the
State of Missouri, BJC Health System, Series 2005B, 3.750%, 5/15/2034       1.5%

Alhambra Certificates of Participation (CA), Police Facilities 91-1-RMK,
AMBAC Insured, 6.750%, 9/1/2023                                             1.5%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                      % OF TOTAL
EQUITY AND INCOME PORTFOLIO                                          INVESTMENTS
--------------------------------------------------------------------------------
Chevron Corp.                                                               1.5%
General Electric Co.                                                        1.5%
BP PLC ADR (United Kingdom)                                                 1.4%
Royal Dutch Shell PLC, Class B ADR (United Kingdom)                         1.3%
Bank of America Corp.                                                       1.2%
Progress Energy, Inc.                                                       1.2%
Verizon Communications, Inc.                                                1.1%
Pfizer, Inc.                                                                1.0%
American International Group, Inc.                                          1.0%
GlaxoSmithKline PLC ADR (United Kingdom)                                    1.0%
--------------------------------------------------------------------------------
Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.


                                                                      % OF TOTAL
TOP TEN SECTORS                                                      INVESTMENTS
--------------------------------------------------------------------------------
Health Care                                                                15.1%
General Obligations                                                         9.6%
Higher Education                                                            7.4%
Oil, Gas & Consumable Fuels                                                 5.0%
Tobacco                                                                     4.9%
Diversified Financial Services                                              4.8%
Continuing Care Retirement Centers                                          3.7%
Diversified Telecommunications                                              3.6%
Special Tax                                                                 3.5%
Pharmaceuticals                                                             3.3%
--------------------------------------------------------------------------------

Line Chart:
SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------
                      NAV                 Share Price
12/31/06              15.77               16.83
                      15.5                16.83
                      15.58               16.48
                      15.42               16.72
                      15.6                16.72
                      15.54               16.72
                      15.57               16.69
                      15.55               16.71
                      15.55               16.77
                      15.64               16.78
                      15.55               16.8
                      15.65               16.79
                      15.71               16.84
                      15.74               16.8
                      15.61               16.86
                      15.68               16.93
                      15.83               16.82
                      15.79               16.82
                      15.72               16.8
                      15.7                16.85
                      15.79               16.91
                      15.79               16.96
                      15.81               16.96
                      15.82               16.96
                      15.89               17
                      15.83               17
                      15.92               16.99
                      15.89               16.93
                      15.72               16.9
                      15.65               16.75
                      15.64               16.84
                      15.7                16.85
                      15.72               16.84
                      15.72               16.65
                      15.74               16.81
                      15.6                16.81
                      15.61               16.83
                      15.72               16.89
                      15.66               16.59
                      15.56               16.63
                      15.57               16.58
                      15.2                16.46
                      15.2                16.35
                      15.22               16.49
                      15.26               16.47
                      15.34               16.52
                      15.39               16.53
                      15.27               16.56
                      15.23               16.38
                      15.21               16.42
                      15.28               16.48
                      15.29               16.45
                      15.25               16.53
                      15.34               16.61
                      15.47               16.77
                      15.45               16.75
                      15.51               16.77
                      15.49               16.8
                      15.43               16.75
                      15.38               16.67
                      15.4                16.72
                      15.55               16.7
                      15.5                16.72
                      15.51               16.76
                      15.5                16.76
                      15.68               16.79
                      15.67               16.76
                      15.59               16.8
                      15.6                16.76
                      15.61               16.82
                      15.65               16.89
                      15.75               16.99
                      15.71               17.01
                      15.72               17.05
                      15.73               17.04
                      15.78               17.13
                      15.77               17.08
                      15.7                17.08
                      15.72               17.17
                      15.77               17.14
                      15.68               17.14
                      15.63               17.12
                      15.61               17.14
                      15.65               17.19
                      15.72               17.23
                      15.85               17.28
                      15.85               17.32
                      15.72               17.3
                      15.89               17.33
                      15.69               17.2
                      15.75               17.06
                      15.7                17.05
                      15.56               17.06
                      15.85               17.13
                      15.75               17.1
                      15.76               17.14
                      15.64               17.12
                      15.64               17.1
                      15.56               17.07
                      15.63               16.97
                      15.59               17.02
                      15.8                17.02
                      15.8                17.09
                      15.82               17.05
                      15.77               17.07
                      15.76               17.09
                      15.67               17
                      15.48               16.93
                      15.44               16.7
                      15.42               16.76
                      15.31               16.77
                      15.18               16.58
                      15.38               16.71
                      15.35               16.76
                      15.35               16.86
                      15.34               16.85
                      15.37               16.91
                      15.27               16.77
                      15.15               16.78
                      15.02               16.66
                      15.05               16.67
                      14.88               16.67
                      15                  16.77
                      15.17               16.77
                      15.06               16.81
                      15.12               16.94
                      15.21               16.96
                      15.2                16.87
                      15.3                16.87
                      15.21               16.91
                      15.09               16.8
                      15.04               16.83
                      15.18               17
                      15.15               17.02
                      15.13               17.01
                      15.21               16.99
                      15.12               17
                      15.14               17.02
                      15.15               16.93
                      15.03               16.98
                      14.86               16.76
                      14.77               16.8
                      14.46               16.56
                      14.48               16.42
                      14.66               16.5
                      14.63               16.44
                      14.51               16.48
                      14.72               16.51
                      14.47               16.24
                      14.49               16.39
                      14.64               16.41
                      14.65               16.51
                      14.42               16.22
                      14.32               16.2
                      14.16               15.96
                      13.81               15.7
                      13.35               15.51
                      13.26               15.44
                      13.93               15.62
                      13.66               15.61
                      13.94               15.61
                      14.1                15.72
                      14.14               15.75
                      14.29               15.82
                      14.2                15.75
                      14.09               15.6
                      14.27               15.9
                      14.28               15.9
                      14.43               16.05
                      14.44               16.13
                      14.45               16.08
                      14.54               16.16
                      14.49               16.11
                      14.53               16.14
                      14.56               16.27
                      14.55               16.28
                      14.63               16.3
                      14.67               16.28
                      14.48               16.23
                      14.71               16.47
                      14.7                16.52
                      14.58               16.45
                      14.69               16.5
                      14.68               16.45
                      14.62               16.49
                      14.64               16.52
                      14.62               16.57
                      14.62               16.55
                      14.75               16.68
                      14.82               16.68
                      14.78               16.64
                      14.62               16.65
                      14.67               16.72
                      14.68               16.66
                      14.72               16.74
                      14.84               16.7
                      14.86               16.7
                      14.89               16.71
                      14.77               16.64
                      14.72               16.56
                      14.63               16.6
                      14.6                16.58
                      14.57               16.43
                      14.52               16.45
                      14.6                16.54
                      14.48               16.5
                      14.59               16.51
                      14.65               16.61
                      14.7                16.63
                      14.6                16.47
                      14.65               16.55
                      14.37               16.27
                      14.34               16.26
                      14.26               16.17
                      14.2                16.18
                      14.02               15.88
                      14                  15.85
                      14.01               15.69
                      13.89               15.61
                      13.88               15.64
                      13.7                15.53
                      13.65               15.44
                      13.68               15.48
                      13.42               15.36
                      13.2                15.39
                      13.15               15.26
                      13.27               15.41
                      13.21               15.19
                      13.25               15.32
                      13.45               15.54
                      13.48               15.54
                      13.56               15.64
                      13.52               15.59
                      13.43               15.53
                      13.52               15.66
                      13.67               15.73
                      13.65               15.67
                      13.72               15.72
                      13.43               15.55
                      13.27               15.33
                      13.11               15.29
                      12.97               15.12
                      12.85               14.96
                      12.91               15.01
                      12.84               15
                      12.79               15.02
                      12.7                15
                      12.83               15.06
                      12.92               15.04
                      12.88               14.95
                      12.98               14.99
12/31/07              13.1                14.94

Pie Charts:

PORTFOLIO CONCENTRATION BY ASSET CLASS*
--------------------------------------------------------------------------------
Municipal Bonds                    55.5%
Common Stocks                      35.7%
Corporate Bonds                     4.8%
Preferred Stocks                    3.9%
Investment Companies                0.1%

*As a percentage of total net investments


CREDIT QUALITY*
--------------------------------------------------------------------------------
AAA                                15.1%
AA                                 11.2%
A                                  10.1%
BBB                                11.3%
BB                                  2.5%
B                                   2.4%
NR                                 10.2%
Common Stock/Other                 37.2%

*Represents higher rating of either S&P, Moody's or Fitch as a percentage of long-term investments


12 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund


Portfolio of INVESTMENTS | DECEMBER 31, 2007

                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM MUNICIPAL BONDS - 84.7%

              ARIZONA - 2.0%
$ 4,500,000   Maricopa County Pollution Control Corp., Pollution Control Revenue
              Refunding Public Service Co-A-RMK, BBB, Baa
              5.750%, 11/1/2022                                                                          2/4/08 @ 101  $ 4,499,595
------------------------------------------------------------------------------------------------------------------------------------

              CALIFORNIA - 19.0%
  5,000,000   Alhambra Certificates of Participation, Police Facilities 91-1-RMK,
              AMBAC Insured, AAA, Aaa
              6.750%, 9/1/2023                                                                                    N/A    5,769,900

  8,250,000   California Health Facilities Financing Authority Revenue Series 1755,
              NR, Aa3 (Underlying Obligor: Sutter Health) (a)
              6.530%, 11/15/2046                                                                       11/15/16 @ 100    8,466,150

  5,000,000   California Statewide Communities Development Authority
              Revenue Bentley School, NR, NR (b)
              6.750%, 7/1/2032                                                                           7/1/10 @ 103    5,249,700

  2,180,000   California Statewide Communities Development Authority Revenue
              Sub-Wildwood Elementary School, NR, NR
              7.000%, 11/1/2029                                                                         11/1/09 @ 102    2,266,219

  2,500,000   Los Angeles Unified School District Election of 1997,
              Series E (2002), AAA, Aaa
              5.125%, 1/1/2027                                                                           7/1/12 @ 100    2,701,300

  8,000,000   Municipal Security Trust Certificates Series 7044, Class B, NR,
              NR (Underlying Obligor: Golden State Tobacco) (a)
              7.125%, 6/1/2047                                                                           6/1/17 @ 100    7,009,120

              Murrieta Valley Unified School District,
              Special Tax Community Facilities District No. 2000-2, NR, NR
  1,625,000   6.300%, 9/1/2024                                                                           3/1/12 @ 101    1,810,608
  2,505,000   6.375%, 9/1/2032                                                                           3/1/12 @ 101    2,798,335

    820,000   Snowline California Joint Union School District Community Facility
              Special Tax, No. 2002-1, Series A, NR, NR
              5.400%, 9/1/2034                                                                           3/1/08 @ 103      747,791

  5,000,000   State of California, Various Purpose General Obligation Bonds, A+, A1
              5.000%, 11/1/2037                                                                         11/1/17 @ 100    5,034,450

  1,870,000   William S. Hart Joint School Financing Authority
              CFD's No's 90-1, 99-1 & 2000-1 Series 2004, BBB+, NR
              5.625%, 9/1/2034                                                                           9/1/12 @ 100    1,886,232

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        43,739,805
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COLORADO - 2.1%
$ 1,355,000   Denver Health & Hospital Authority Health Care Revenue
              Series 1998A, ACA Insured (Prerefunded), CCC, NR
              5.375%, 12/1/2028                                                                         12/1/08 @ 101  $ 1,396,788

              Denver Health & Hospital Authority Health Care Revenue
              Series 2004A (Prerefunded), BBB, NR
  1,000,000   6.000%, 12/1/2031                                                                         12/1/11 @ 100    1,098,020
  2,000,000   6.250%, 12/1/2033                                                                         12/1/14 @ 100    2,327,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,822,008
------------------------------------------------------------------------------------------------------------------------------------

              DELAWARE - 0.2%
    500,000   Delaware Health Facilities Authority
              Beebe Medical Center Project, Series 2004A, BBB+, Baa1
              5.500%, 6/1/2024                                                                           6/1/14 @ 100      495,710
------------------------------------------------------------------------------------------------------------------------------------

              FLORIDA - 2.8%
  5,450,000   St. Johns County Industrial Development Authority, First Mortgage Revenue
              Presbyterian Retirement, Series 2004A, NR, NR
              5.625%, 8/1/2034                                                                           8/1/14 @ 101    5,445,967

  1,000,000   St. Johns County Industrial Development Authority, Health Care
              Glenmoor Project, Series 2006A, NR, NR
              5.250% 1/1/2026                                                                            1/1/16 @ 100      895,330
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,341,297
------------------------------------------------------------------------------------------------------------------------------------

              ILLINOIS - 3.1%
  5,000,000   Illinois Finance Authority Revenue
              OSF Healthcare System, Series 2007A, A, A2
              5.750%, 11/15/2037                                                                       11/15/17 @ 100    5,170,850

  2,000,000   Metropolitan Pier and Exposition Authority
              McCormick Place Expansion Project, Series 2004A, AAA, A1
              5.500%, 6/15/2027                                                                          2/4/08 @ 100    2,000,840
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,171,690
------------------------------------------------------------------------------------------------------------------------------------
              LOUISIANA - 2.8%
  3,000,000   UBS Municipal Various States, FGIC Insured, AAA, NR
              (Underlying Obligor: 19th Judicial Building Commission) (a)
              7.263%, 6/1/2041                                                                           6/1/17 @ 100    3,394,500

  2,747,000   UBS Municipal Various States
              GNMA/FNMA/FHLMC Guaranteed, NR, Aaa
              (Underlying Obligor: Lafayette Public Trust Finance Authority) (a)
              6.947%, 5/1/2015                                                                                    N/A    3,040,874
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,435,374
------------------------------------------------------------------------------------------------------------------------------------
              MASSACHUSETTS - 1.8%

              Massachusetts Development Finance Agency Revenue
              Evergreen Center, BBB-, NR
  1,505,000   5.500%, 1/1/2020                                                                            1/1/15@ 100    1,517,160
  1,820,000   5.500%, 1/1/2035                                                                            1/1/15@ 100    1,710,618

    930,000   Massachusetts Development Finance Agency Revenue
              Hampshire College, Series 2004, BBB, Baa2
              5.625%, 10/1/2024                                                                         10/1/14 @ 100      945,299
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,173,077
------------------------------------------------------------------------------------------------------------------------------------
              MICHIGAN - 1.2%

  3,065,000   Monroe County Hospital Finance Authority Hospital Revenue
              Refunding Mercy Memorial Hospital Corporation, BBB-, Baa3
              5.500%, 6/1/2035                                                                           6/1/16 @ 100    2,743,022
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 13


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MISSOURI -5.9%
$ 4,690,000   Cole County Industrial Development Authority
              Senior Living Facilities Revenue
              Lutheran Senior Services Heisinger Project, NR, NR (b)
              5.500%, 2/1/2035                                                                           2/1/14 @ 100  $ 4,670,114

  6,000,000   Missouri Development Finance Board
              Branson Landing Project, Series 2004A, BBB+, Baa1 (b)
              5.625%, 12/1/2028                                                                          6/1/14 @ 100    6,057,540

  3,000,000   Missouri State Health & Educational Facilities Authority Revenue
              Senior Living Facilities Revenue
              Lutheran Senior, Series A, NR, NR (b)
              5.375%, 2/1/2035                                                                           2/1/15 @ 100    2,934,960
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,662,614
------------------------------------------------------------------------------------------------------------------------------------

              NEW JERSEY - 2.4%
  1,000,000   New Jersey Economic Development Authority Revenue
              Cigarette Tax, BBB, Baa2
              5.500%, 6/15/2031                                                                         6/15/14 @ 100      948,290

  1,450,000   New Jersey Educational Facilities Authority
              Stevens Institute of Technology (Prerefunded), Series 2004B, BBB+, Baa2
              5.375%, 7/1/2034                                                                           7/1/14 @ 100    1,612,183

              Township of Irvington (Qualified Bonds), NR, A1
  1,350,000   5.000%, 1/1/2020                                                                           1/1/18 @ 100    1,410,521
  1,425,000   5.000%, 1/1/2022                                                                           1/1/18 @ 100    1,474,904
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,445,898
------------------------------------------------------------------------------------------------------------------------------------

              NEW YORK - 20.9%
  5,000,000   City of New York
              General Obligation, Fiscal 2007, Series C, AA, Aa3
              5.000%, 1/1/2026                                                                           1/1/17 @ 100    5,153,500

  5,000,000   City of New York
              General Obligation, Fiscal 2008, Series G, AA, Aa3
              5.000%, 8/1/2024                                                                           8/1/17 @ 100    5,192,700

  3,470,000   Nassau County Tobacco Settlement Corp.
              Tobacco Settlement Asset-Backed Bonds, Series 2006, Class A, AAA, Aaa
              6.250%, 7/15/2020                                                                         7/15/09 @ 101    3,674,695

  7,000,000   New York City Municipal Water Finance Authority
              Water and Sewer System Revenue Bonds, Fiscal 2008, Series A, AA+, Aa2
              5.000%, 6/15/2038                                                                         6/15/17 @ 100    7,272,440

  8,035,000   New York State Dormitory Authority Revenue
              Mental Health Services Facilities Improvement (Prerefunded), Series 2000D-1, AAA, Aaa
              5.250%, 8/15/2030                                                                         8/15/10 @ 100    8,474,836

  1,500,000   New York State Urban Development Corp.
              State Personal Income Tax (Prerefunded), Series 2002A, AAA, Aa3
              5.125%, 3/15/2027                                                                         3/15/12 @ 100    1,612,710

  4,500,000   New York State Dormitory Authority Revenue
              Cabrini of Westchester, Series 2006, GNMA Collateralized, AA, NR (c)
              6.570%, 2/15/2041                                                                         2/15/17 @ 103    4,727,970

  7,750,000   New York State Dormitory Authority Revenue, Rols-R-816, Series A, MBIA Insured, NR, Aaa
              (Underlying Obligor: The New School) (a)
              6.429%, 7/1/2046                                                                           7/1/16 @ 100    8,259,175

  3,565,000   TSASC, Inc
              TFABS, Plan Principle 2019, Series 1, AAA, Aaa
              6.250%, 7/15/2027                                                                         7/15/09 @ 101    3,771,413
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        48,139,439
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              OHIO - 3.8%
$ 4,560,000   Akron, Bath & Copley Joint Township Hospital District Revenue
              Hospital Facilities-Summa Health Systems, Series A, RADIAN Insured, AA, Aa3 (b)
              5.500%, 11/15/2034                                                                       11/15/14 @ 100  $ 4,627,397
  4,000,000   Buckeye Tobacco Settlement Financing Authority, Series 2311, AA, NR
              (Underlying Obligor: Buckeye Tobacco Settlement Financing Authority) (a)
              9.252%, 6/1/2015                                                                                    N/A    4,214,640
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,842,037
------------------------------------------------------------------------------------------------------------------------------------

              PENNSYLVANIA - 5.9%
  3,000,000   Allegheny County Hospital Development Authority Health System Revenue
              West Penn, Series 2007A, BB, Ba2
              5.375%, 11/15/2040                                                                                         2,594,460

  5,000,000   Allegheny County Hospital Development Authority Health System Revenue
              West Penn, Series 2007A, BB, Ba2 (c)
              7.058%, 11/15/2040                                                                       11/15/17 @ 100    4,324,100

  4,000,000   Allegheny County Hospital Development Authority Revenue
              Rols RR II, NR, Aaa (Underlying Obligor: Allegheny County Hospital)(a)
              5.375%, 11/15/2040                                                                       11/15/17 @ 100    2,918,560

  3,750,000   Pennsylvania Higher Educational Facilities Authority
              Widener University, Series 2003, BBB+, NR
              5.375%, 7/15/2029                                                                         7/15/13 @ 100    3,770,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,607,520
------------------------------------------------------------------------------------------------------------------------------------

              PUERTO RICO - 3.4%
  7,500,000   UBS Municipal Various States, A+, NR
              (Underlying Obligor: Puerto Rico Sales Tax Financing Corporation) (a)
              6.644%, 8/1/2057                                                                           8/1/17 @ 100    7,862,400
------------------------------------------------------------------------------------------------------------------------------------

              RHODE ISLAND - 3.2%
              Rhode Island State Health & Educational Building Corporation Revenue
              Hospital Financing Lifespan, A-, A3
  3,000,000   6.500%, 8/15/2032                                                                         8/15/12 @ 100    3,408,300
  3,000,000   6.375%, 8/15/2021 (Prerefunded)                                                           8/15/12 @ 100    3,396,450
    500,000   6.375%, 8/15/2021                                                                         8/15/12 @ 100      531,925
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,336,675
------------------------------------------------------------------------------------------------------------------------------------

              SOUTH CAROLINA - 0.7%
  1,430,000   Lexington County Health Services District, Inc., Hospital Revenue
              Lexington Medical Center, Series 2004, A+, A2
              5.500%, 5/1/2032                                                                           5/1/14 @ 100    1,585,984
------------------------------------------------------------------------------------------------------------------------------------

              TEXAS - 1.5%
  3,285,000   Texas Water Development Board, State Revolving Fund,
              Subordinate Lien Revenue Bonds, Series 2008A, AAA, Aaa
              5.000%, 7/15/2024                                                                         7/15/17 @ 100    3,476,516
------------------------------------------------------------------------------------------------------------------------------------
              WISCONSIN - 2.0%
  3,350,000   Wisconsin State Health & Educational Facilities Authority Revenue
              Aurora Health Care, Series A, BBB+, NR
              5.600%, 2/15/2029                                                                         2/15/09 @ 101    3,295,998

              Wisconsin State Health & Educational Facilities Authority Revenue
              Blood Center Southeastern Project, BBB+, NR
    500,000   5.500%, 6/1/2024                                                                           6/1/14 @ 100      507,255
    750,000   5.750%, 6/1/2034                                                                           6/1/14 @ 100      757,965
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,561,218
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL LONG-TERM MUNICIPAL BONDS - 84.7%
              (Cost $198,020,353)                                                                                       194,941,879
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

l4 | Annual Report | December 31, 2007


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS
continued
NUMBER
0F SHARES                                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS - 58.5%
              CAPITAL MARKETS - 1.4%
     60,000   Morgan Stanley                                                                                           $ 3,186,600
------------------------------------------------------------------------------------------------------------------------------------

              CHEMICALS - 1.5%
     90,000   Dow Chemical Co. (The)                                                                                     3,547,800
------------------------------------------------------------------------------------------------------------------------------------

              COMMERCIAL BANKS - 2.0%
     25,000   HSBC Holdings PLC ADR (United Kingdom)                                                                     2,092,750
     65,000   Wachovia Corp.                                                                                             2,471,950
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,564,700
------------------------------------------------------------------------------------------------------------------------------------

              COMMERCIAL SERVICES & SUPPLIES - 4.3%
     35,000   Avery Dennison Corp.                                                                                       1,859,900
     90,000   Pitney Bowes, Inc.                                                                                         3,423,600
     55,000   R. R. Donnelley & Sons Co.                                                                                 2,075,700
     75,000   Waste Management, Inc.                                                                                     2,450,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,809,450
------------------------------------------------------------------------------------------------------------------------------------

              COMMUNICATIONS EQUIPMENT - 2.3%
    125,000   Corning, Inc.                                                                                              2,998,750
     37,500   Nokia Corp. ADR (Finland)                                                                                  1,439,625
     40,000   Telefonaktiebolaget LM Ericsson ADR (Sweden)                                                                 934,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,372,375
------------------------------------------------------------------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES - 6.1%
    115,000   Bank of America Corp.                                                                                      4,744,900
    105,000   Citigroup, Inc.                                                                                            3,091,200
     92,500   ING Groep NV ADR (Netherlands)                                                                             3,599,175
     60,000   JPMorgan Chase & Co.                                                                                       2,619,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,054,275
------------------------------------------------------------------------------------------------------------------------------------

              DIVERSIFIED TELECOMMUNICATION - 6.0%
     80,000   AT&T, Inc.                                                                                                 3,324,800
    140,000   Deutsche Telekom AG ADR (Germany)                                                                          3,033,800
     60,000   Embarq Corp.                                                                                               2,971,800
    100,000   Verizon Communications, Inc.                                                                               4,369,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,699,400
------------------------------------------------------------------------------------------------------------------------------------

              ELECTRIC UTILITIES - 2.0%
     92,500   Progress Energy, Inc.                                                                                      4,479,775
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE PROVIDERS & SERVICES - 1.2%
     50,000   Quest Diagnostics, Inc.                                                                                    2,645,000
------------------------------------------------------------------------------------------------------------------------------------

              HOTELS, RESTAURANTS & LEISURE - 1.3%
     67,500   Carnival Corp. (Panama)                                                                                    3,003,075
------------------------------------------------------------------------------------------------------------------------------------

              HOUSEHOLD PRODUCTS - 2.3%
     30,000   Kimberly-Clark Corp.                                                                                       2,080,200
     45,000   Procter & Gamble Co.                                                                                       3,303,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,384,100
------------------------------------------------------------------------------------------------------------------------------------

NUMBER
0F SHARES                                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES - 3.8%
     37,500   3M Co.                                                                                                   $ 3,162,000
    150,000   General Electric Co.                                                                                       5,560,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,722,500
------------------------------------------------------------------------------------------------------------------------------------

              INSURANCE - 2.8%
     65,000   American International Group, Inc.                                                                         3,789,500
     70,000   Cincinnati Financial Corp.                                                                                 2,767,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,557,300
------------------------------------------------------------------------------------------------------------------------------------

              MACHINERY - 0.6%
     20,000   Caterpillar, Inc.                                                                                          1,451,200
------------------------------------------------------------------------------------------------------------------------------------

              MULTILINE RETAIL - 0.9%
     27,500   Target Corp.                                                                                               1,375,000
     15,200   Wal-Mart Stores, Inc.                                                                                        722,456
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,097,456
------------------------------------------------------------------------------------------------------------------------------------

              MULTI-UTILITIES - 3.6%
    175,000   Centerpoint Energy, Inc.                                                                                   2,997,750
     50,000   Dominion Resources, Inc.                                                                                   2,372,500
    165,000   TECO Energy, Inc.                                                                                          2,839,650
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,209,900
------------------------------------------------------------------------------------------------------------------------------------

              OIL, GAS & CONSUMABLE FUELS - 8.1%
     75,000   BP PLC ADR (United Kingdom)                                                                                5,487,750
     60,000   Chevron Corp.                                                                                              5,599,800
     27,500   ConocoPhillips                                                                                             2,428,250
     60,719   Royal Dutch Shell PLC, Class B ADR (United Kingdom)                                                        5,039,677
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        18,555,477
------------------------------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS - 5.5%
     75,000   GlaxoSmithKline PLC ADR (United Kingdom)                                                                   3,779,250
     30,000   Johnson & Johnson                                                                                          2,001,000
     50,000   Merck & Co., Inc.                                                                                          2,905,500
    175,000   Pfizer, Inc.                                                                                               3,977,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,663,500
------------------------------------------------------------------------------------------------------------------------------------

              TOBACCO - 1.6%
     50,000   Altria Group, Inc.                                                                                         3,779,000
------------------------------------------------------------------------------------------------------------------------------------

              WIRELESS TELECOMMUNICATION SERVICES - 1.2%
     75,000   Vodafone Group PLC ADR (United Kingdom)                                                                    2,799,000
------------------------------------------------------------------------------------------------------------------------------------

              TOTAL COMMON STOCKS - 58.5%
              (Cost $124,831,653)                                                                                      134,581,883
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS - 7.8%
              AEROSPACE/DEFENSE - 0.7%
$ 1,000,000   DRS Technologies, Inc., B, B3
              6.875%, 11/1/2013                                                                      11/1/08 @ 103.44      995,000

    700,000   L-3 Communications Corp., BB+, Ba3
              7.625%, 6/15/2012                                                                       2/4/08 @ 103.81      716,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,711,625
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2007 | l5


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              APPAREL - 0.4%
$ 1,000,000   Phillips-Van Heusen Corp., BB+, Ba3
              7.250%, 2/15/2011                                                                      2/15/08 @ 103.63  $ 1,006,250
------------------------------------------------------------------------------------------------------------------------------------

              AUTO MANUFACTURERS - 0.4%
  1,000,000   Navistar International Corp., NR, NR
              7.500%, 6/15/2011                                                                      6/15/08 @ 103.75      980,000
------------------------------------------------------------------------------------------------------------------------------------

              AUTO PARTS & EQUIPMENT - 0.3%
    600,000   Goodyear Tire & Rubber Co. (The), B, B2
              7.857%, 8/15/2011                                                                                   N/A      607,500
------------------------------------------------------------------------------------------------------------------------------------

              BANKS - 0.1%
    100,000   FCB/NC Capital Trust I, BB+, A3
              8.050%, 3/1/2028                                                                        3/1/08 @ 104.03      104,395
------------------------------------------------------------------------------------------------------------------------------------

              COAL - 0.2%
    500,000   Massey Energy Co., B+, B2
              6.625%, 11/15/2010                                                                      2/4/08 @ 103.31      488,750
------------------------------------------------------------------------------------------------------------------------------------

              COMMERCIAL SERVICES - 0.2%
    350,000   Rent-A-Center, Inc., B+, B2
              7.500%, 5/1/2010                                                                        2/4/08 @ 102.50      326,375
------------------------------------------------------------------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES - 0.4%
  1,000,000   General Motors Acceptance Corp. LLC, BB+, Ba3
              6.875%, 9/15/2011                                                                                   N/A      855,494
------------------------------------------------------------------------------------------------------------------------------------

              ELECTRONICS - 0.3%
    700,000   IMAX Corp. (Canada), CCC+, Caa2
              9.625%, 12/1/2010                                                                       2/4/08 @ 104.81      694,750
------------------------------------------------------------------------------------------------------------------------------------

              FOOD - 1.0%
  1,465,000   Dean Foods Co., B, B3
              7.000%, 6/1/2016                                                                                    N/A    1,303,850
    935,000   Smithfield Foods, Inc., BB, Ba3
              7.000%, 8/1/2011                                                                                    N/A      920,975
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,224,825
------------------------------------------------------------------------------------------------------------------------------------

              FOREST PRODUCTS & PAPER - 0.4%
    400,000   Boise Cascade LLC, B+, B2
              7.125%, 10/15/2014                                                                    10/15/09 @ 103.56      387,000

    500,000   Domtar, Inc., B+, NR
              7.875%, 10/15/2011                                                                                  N/A      510,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           897,625
------------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 0.3%
    740,000   DaVita, Inc., B, B2
              7.250%, 3/15/2015                                                                      3/15/10 @ 103.63      741,850
------------------------------------------------------------------------------------------------------------------------------------

              HOME FURNISHINGS - 0.4%
  1,000,000   Sealy Mattress Co., B, B2
              8.250%, 6/15/2014                                                                      6/15/09 @ 104.13      955,000
------------------------------------------------------------------------------------------------------------------------------------

              INSURANCE - 0.5%
    500,000   Odyssey Re Holdings Corp., BBB-,Baa3
              7.650%, 11/1/2013                                                                                   N/A      539,177
    500,000   Presidential Life Corp., B, B2
              7.875%, 2/15/2009                                                                                   N/A      495,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,034,177
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                           PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              IRON/STEEL - 0.2%
$   455,000   Allegheny Technologies, Inc., BB+, Baa3
              8.375%, 12/15/2011                                                                                  N/A  $   484,575
------------------------------------------------------------------------------------------------------------------------------------

              MEDIA - 0.3%
    750,000   DirecTV Holdings LLC/DirecTV Financing Co., BB-, Ba3
              8.375%, 3/15/2013                                                                      3/15/08 @ 104.19      780,000
------------------------------------------------------------------------------------------------------------------------------------

              OFFICE/BUSINESS EQUIPMENT - 0.4%
  1,000,000   Xerox Capital Trust I, BB, Baa3
              8.000%, 2/1/2027                                                                        2/4/08 @ 102.21      998,736
------------------------------------------------------------------------------------------------------------------------------------

              OIL & GAS - 0.2%
    500,000   Chesapeake Energy Corp., BB, Ba3
              6.500%, 8/15/2017                                                                                   N/A      482,500
------------------------------------------------------------------------------------------------------------------------------------

              RETAIL - 0.6%
    500,000   Bon-Ton Stores, Inc. (The), CCC+, B3
              10.250%, 3/15/2014                                                                     3/15/10 @ 105.13      377,500
    700,000   Dillards, Inc., BB, B1
              7.130%, 8/1/2018                                                                                    N/A      563,500
    475,000   Pantry, Inc. (The), B-, B3
              7.750%, 2/15/2014                                                                      2/15/09 @ 103.88      437,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,378,000
------------------------------------------------------------------------------------------------------------------------------------

              SEMICONDUCTORS - 0.1%
    345,000   Advanced Micro Devices, Inc., B, B2
              7.750%, 11/1/2012                                                                      11/1/08 @ 103.88      300,150
------------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 0.4%
    850,000   Overseas Shipholding Group, Inc., BB+, Ba1
              8.750%, 12/1/2013                                                                                   N/A      898,875
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS - 7.8%
              (Cost $18,696,340)                                                                                        17,951,452
------------------------------------------------------------------------------------------------------------------------------------
NUMBER
0F SHARES                                                                                                                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS - 6.4%
              DIVERSIFIED FINANCIAL SERVICES - 1.4%
     60,000   ABN Amro Capital Funding Trust VII, 6.080%, A, A1                                                          1,114,800
     37,650   Deutsche Bank Contingent Capital Trust II, 6.550%, A+, Aa3                                                   813,616
     50,000   Merrill Lynch & Co., Inc., 6.375%, A-, A3                                                                  1,002,000
     15,000   Merrill Lynch Capital Trust III, 7.375%, A-, A2                                                              339,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,270,016
------------------------------------------------------------------------------------------------------------------------------------

              INSURANCE - 2.2%
     20,000   ACE Ltd., (Cayman Islands) 7.800%, BBB, Baa2                                                                 478,000
     50,000   Aegon NV (Netherlands), 6.500%, A-, A3                                                                     1,006,000
     25,000   Aspen Insurance Holdings, Ltd., (Bermuda) 7.401%, BBB-, Ba1                                                  546,250
     33,200   ING Groep NV (Netherlands), 7.375%, A, A1                                                                    789,828
     50,000   Metlife, Inc., 6.500%, BBB, Baa1                                                                           1,092,000
     48,600   Prudential PLC, (United Kingdom) 6.500%, A-, Baa1                                                            980,748
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,892,826
------------------------------------------------------------------------------------------------------------------------------------

              MEDIA - 0.2%
     20,000   Comcast Corp., 7.000%, BBB+, Baa2                                                                            448,800
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

l6 | Annual Report | December 31, 2007


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
0F SHARES                                                                                                                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS - 2.6%
     20,000   Apartment Investment & Management Co., 7.750%, B+, Ba3                                                   $   418,400
     20,000   Brandywine Realty Trust, Series C, 7.500%, NR, NR                                                            408,800
     11,000   Capital Automotive REIT, Series A, 7.500%, NR, B1                                                            181,500
     20,000   CBL & Associates Properties, Series C, 7.750%, NR, NR                                                        440,000
     25,000   CBL & Associates Properties, Series D, 7.375%, NR, NR                                                        490,000
     12,500   Duke Realty Corp., Series L, 6.600%, BBB, Baa2                                                               245,625
     25,000   First Industrial Realty Trust, 7.250%, BBB-, Baa3                                                            506,250
     20,000   Health Care REIT, Inc., Series D, 7.875%, BB+, Baa3                                                          465,800
     15,500   Kimco Realty Corp., 7.750%, BBB+, Baa2                                                                       354,330
     12,000   PS Business Parks, Inc., Series H, 7.000%, BBB-, Baa3                                                        235,200
     16,000   Public Storage, Inc., 6.625%, BBB+, Baa1                                                                     304,000
     20,000   Realty Income Corp., Series D, 7.375%, BBB-, Baa2                                                            473,000
     18,500   Regency Centers Corp., 7.250%, BBB-, Baa3                                                                    381,100
     25,000   Taubman Centers, Inc., 8.000%, NR, B1                                                                        591,250
     25,000   Vornado Realty Trust, Series E, 7.000%, BBB-, Baa3                                                           532,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,027,755
------------------------------------------------------------------------------------------------------------------------------------

              TOTAL PREFERRED STOCKS - 6.4%
              (Cost $17,454,099)                                                                                        14,639,397
------------------------------------------------------------------------------------------------------------------------------------

              INVESTMENT COMPANIES - 0.0%
      7,000   DWS RREEF Real Estate Fund II, Inc.
              (Cost $96,569)                                                                                                90,300
------------------------------------------------------------------------------------------------------------------------------------

              TOTAL LONG-TERM INVESTMENTS - 157.4%
              (Cost $359,099,014)                                                                                       362,204,911
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 8.4%
$ 1,200,000   Blount County, Tennessee Public Building Authority
              Local Government Public Improvement, Series D-5-C, NR, Aaa (d)
              4.000%, 6/1/2030                                                                                           1,200,000

  1,400,000   Blount County, Tennessee Public Building Authority
              Local Government Public Improvement, Series A-3-A, NR, Aaa (d)
              3.820%, 6/1/2026                                                                                           1,400,000

  5,900,000   Health and Educational Facilities Authority of the State of Missouri
              BJC Health System, Series 2005B, AA, Aa2 (d)
              3.750%, 5/15/2034                                                                                          5,900,000

    545,000   Delaware River Port Authority, Pennsylvania
              Municipal Sectors, Series SGA-89, AAA, NR (d)
              3.750%, 1/1/2026                                                                                             545,000

    600,000   Sevier County, Tennessee Public Building Authority
              Local Government Public Improvement, Series IV-E-5, NR, Aaa (d)
              3.820%, 6/1/2020                                                                                             600,000

    850,000   Sevier County, Tennessee Public Building Authority
              Local Government Public Improvement, Series IV-F-1, NR, Aaa (d)
              3.820%, 6/1/2025                                                                                             850,000

  2,900,000   Sevier County, Tennessee Public Building Authority
              Local Government Public Improvement, Series VI-C-1, NR, Aaa (d)
              3.820%, 6/1/2034                                                                                           2,900,000
PRINCIPAL AMOUNT                                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
$ 1,650,000   Sevier County, Tennessee Public Building Authority
              Local Government Public Improvement, Series VI-D-1, NR, Aaa (d)
              3.820%, 6/1/2030                                                                                         $ 1,650,000

  4,370,000   Sevier County, Tennessee Public Building Authority
              Local Government Public Improvement, Series VI-E-1, NR, Aaa (d)
              3.820%, 6/1/2020                                                                                           4,370,000
------------------------------------------------------------------------------------------------------------------------------------

              TOTAL SHORT-TERM INVESTMENTS - 8.4%
              (Cost $19,415,000)                                                                                        19,415,000
------------------------------------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENTS - 165.8%
              (Cost $378,514,014)                                                                                      381,619,911
------------------------------------------------------------------------------------------------------------------------------------

              FLOATING RATE NOTE OBLIGATIONS - (2.1%)
 (4,750,000)  Notes with interest rates ranging from 3.48% to 3.50% on December
              31, 2007 and contractual maturities of collateral of ranging from
              2040 to 2041.
              (Cost ($4,750,000))                                                                                       (4,750,000)
------------------------------------------------------------------------------------------------------------------------------------

              TOTAL NET INVESTMENTS - 163.7%
              (Cost $373,764,014)                                                                                      376,869,911
              Liabilities in excess of Other Assets - ( -11.6%)                                                        (26,667,964)
              Preferred Shares, at Liquidation Value - (-52.1% of Net Assets
              Applicable to Common Shareholders or -31.4% of Total Investments)                                       (120,000,000)
------------------------------------------------------------------------------------------------------------------------------------
              NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%                                                  $ 230,201,947
====================================================================================================================================

ACA - ACA Financial Guaranty Corporation

ADR - American Depositary Receipt

AMBAC - Ambac Assurance Corporation

FGIC - Financial Guaranty Insurance Company

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

MBIA - MBIA Insurance Corporation

N/A - Not Applicable

NV - Publicly-Traded Company

PLC - Public Limited Company

RADIAN - Radian Asset Assurance, Inc

REIT - Real Estate Investment Trust

(a) Inverse floating rate investment. Interest rate shown is that in effect at December 31, 2007. See Note 2(e) in the "Notes to the Financial Statements" section of this report.

(b) All or a portion of these securities have been physically segregated in connection with swap agreements.

(c) Underlying security related to inverse floating rate investments entered into by the Fund. See Note 2(e) in the "Notes to the Financial Statements" section of this report.

(d) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of December 31, 2007.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated. (unaudited)

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 17

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2007

ASSETS
   Investments in securities, at value (cost $378,514,014)                                       $ 381,619,911
   Cash                                                                                                 67,156
   Interest receivable                                                                               2,840,663
   Receivable for securities sold                                                                    2,065,000
   Dividends receivable                                                                                331,328
   Net unrealized appreciation on swaps                                                                302,431
   Other assets                                                                                          6,402
---------------------------------------------------------------------------------------------------------------
       Total assets                                                                                387,232,891
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                 31,721,925
   Floating rate note obligations                                                                    4,750,000
   Advisory fee payable                                                                                211,369
   Dividend payable - preferred shares                                                                 191,599
   Administration fee payable                                                                           15,098
   Accrued expenses and other liabilities                                                              140,953
---------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                                37,030,944
---------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
   $.01 par value per share; 4,800 Auction Market Preferred Shares authorized,
      issued and outstanding at $25,000 per share liquidation preference                           120,000,000
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                       $230,201,947
===============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, $.01 par value per share; unlimited number of
   shares authorized, 15,407,000 shares issued and outstanding                                   $     154,070
Additional paid-in capital                                                                         218,557,393
Accumulated net realized loss on investments and swaps                                              (1,476,340)
Accumulated net unrealized appreciation on investments and swaps                                     3,408,328
Accumulated undistributed net investment income                                                      9,558,496
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $ 230,201,947
===============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 15,407,000
   common shares outstanding)                                                                    $       14.94
===============================================================================================================

See notes to financial statements.

l8 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME
   Interest                                                                     $ 11,925,942
   Dividends (net of foreign withholding taxes of $79,706)                         6,165,349
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $ 18,091,291
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    2,617,677
   Auction agent fee-preferred shares                                                315,301
   Professional fees                                                                 161,197
   Trustees' fees and expenses                                                       136,361
   Fund accounting                                                                   108,447
   Administration fee                                                                 89,791
   Printing expenses                                                                  63,662
   Custodian fee                                                                      55,067
   Transfer agent fee                                                                 35,924
   Miscellaneous                                                                      24,647
   Insurance                                                                          23,760
   NYSE listing fee                                                                   21,977
   Interest expense on floating rate note obligations                                224,197
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 3,878,008
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                         14,213,283
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAPS
   Net realized gain (loss) on:
      Investments                                                                                   14,001,736
      Swaps                                                                                         (2,194,500)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (28,963,293)
      Swaps                                                                                            484,845
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments and swaps                                       (16,671,212)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income and net realized gains                                                     (6,288,649)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS            $ (8,746,578)
===============================================================================================================

See notes to financial statements.
                                          Annual Report | December 31, 2007 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                      FOR THE            FOR THE
                                                                                   YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31, 2007  DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
   Net investment income                                                         $14,213,283         $14,087,404
   Net realized gain on investments and swaps                                     11,807,236          11,312,240
   Net change in unrealized appreciation (depreciation)
      on investments and swaps                                                   (28,478,448)         16,209,364
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From and in excess of net investment income                                    (4,541,977)        (5,648,917)
   From net realized gains                                                        (1,746,672)                 -
----------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Shareholders                               (6,288,649)        (5,648,917)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareholders resulting from operations                               (8,746,578)         35,960,091
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                   (14,723,314)       (14,444,063)
   From net realized gains                                                        (5,662,073)                 -
----------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                                 (20,385,387)       (14,444,063)
----------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets applicable to common shareholders     (29,131,965)        21,516,028

NET ASSETS
   Beginning of period                                                           259,333,912         237,817,884
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income
      of $9,558,496 and $7,769,994, respectively)                               $230,201,947        $259,333,912
================================================================================================================

See notes to financial statements.

20 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial HIGHLIGHTS

                                                                                                                     FOR THE PERIOD
                                                                           FOR THE        FOR THE       FOR THE     APRIL 28, 2004*
                                                                        YEAR ENDED     YEAR ENDED    YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE                                       DECEMBER 31,   DECEMBER 31,  DECEMBER 31,        DECEMBER 31,
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                          2007           2006          2005                2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   16.83     $    15.44     $   15.47        $    14.33(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                  0.92           0.91          0.88             0.52
   Net realized and unrealized gain on investments, options and swaps        (1.08)          1.79          0.29             1.29
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
      From and in excess of net investment income
         (common share equivalent basis)                                     (0.30)         (0.37)        (0.26)           (0.07)
      From realized gains (common share equivalent basis)                    (0.11)             -             -                -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions to Preferred Shareholders                       (0.41)         (0.37)        (0.26)           (0.07)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                          (0.57)          2.33          0.91             1.74
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                               (0.95)         (0.94)        (0.94)           (0.47)
   From realized gains                                                       (0.37)            -              -                -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                             (1.32)         (0.94)        (0.94)           (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Common and Preferred Shares' offering expenses charged
   to paid-in capital                                                            -              -             -(g)         (0.13)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $   14.94     $    16.83     $   15.44        $   15.47
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                              $   13.10     $    15.77     $   13.35        $   13.62
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                          -3.60%         15.50%         6.02%           11.42%
   Market value                                                             -8.97%         25.98%         4.80%           -6.05%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (thousands)  $ 230,202     $  259,334     $ 237,818        $ 238,386
Preferred shares, at liquidation value ($25,000 per share liquidation
   preference) (thousands)                                               $ 120,000     $  120,000     $ 120,000        $ 120,000
Preferred shares asset coverage per share                                $  72,959     $   79,028     $  74,545        $  74,664
Ratios to average net assets applicable to common shareholders: (d)
   Total expenses (excluding interest expense on
      floating rate note obligations)                                        1.44%          1.46%         1.52%            1.36%
   Total expenses (including interest expense on floating
      rate note obligations(e))                                              1.53%          1.50%             -                -
   Net investment income, prior to effect of dividends to preferred shares   5.60%          5.70%         5.73%            5.31%
   Net investment income, after effect of dividends to preferred shares      3.81%          3.41%         4.05%            4.58%
Ratios to average managed assets: (d)(f)
   Total expenses (excluding interest expense on floating rate
      note obligations)                                                      0.98%          0.98%         1.01%            0.98%
   Total expenses (including interest expense on floating rate
      note obligations(e))                                                   1.04%          1.01%             -                -
   Net investment income, prior to effect of dividends to preferred shares   3.80%          3.84%         3.80%            3.83%
Portfolio turnover rate                                                       114%           159%          103%              75%
Asset coverage per $1,000 unit of indebtedness(h)                        $  74,727     $   29,902             -                -
====================================================================================================================================

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before reimbursement of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized, for periods less than one year..

(e) See note 2(e) of the Notes to Financial Statements for more information on floating rate note obligations.

(f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(g)  Amount is less than $0.01.

(h) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2007


Note 1 - ORGANIZATION:

TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60% of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio").


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(A) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund usually invests in Forward Interest Rate Swaps. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The Fund may terminate the swap contract prior to the effective date, at which point a realized gain or loss is recognized.

Details of the swap agreements outstanding as of December 31, 2007 were as follows:

                                      NOTIONAL                            UNREALIZED
                        TERMINATION     AMOUNT     FIXED    FLOATING   APPRECIATION/
COUNTERPARTY                   DATE      (000)      RATE        RATE  (DEPRECIATION)
------------------------------------------------------------------------------------
Morgan Stanley*           3/31/2010   $ 15,000    4.742%  2-Yr LIBOR      $ 296,654
JP Morgan Chase & Co.*    4/23/2010     15,000    4.773%  2-Yr LIBOR        239,023
JP Morgan Chase & Co.**  12/12/2037     10,000    3.997%   30-Yr BMA       (233,246)
------------------------------------------------------------------------------------
                                                                          $ 302,431
------------------------------------------------------------------------------------

BMA - Bond Market Association Municipal Swap Index.

LIBOR - London Interbank Offering Rate

* For each swap noted, the Fund pays a floating rate and receives a fixed rate.

** For each swap noted, the Fund pays a fixed rate and receives a floating rate.

(D) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(E) INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a pre-determined interest rate index. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the


22 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption `'Floating rate note obligations'' on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption `'Interest'' and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption `'Interest expense on floating rate note obligations'' on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At December 31, 2007, Fund investments with a par value of $9,500,000 (market value of approximately $8,500,000) are held by the dealer trusts and serve as collateral for the $4,750,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at December 31, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest rate during the year ended December 31, 2007 were $6,118,000 and 3.67%, respectively

These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.


Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Adviser received a fee, payable monthly, at an annual rate equal to 0.70% of the Fund's average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Thompson, Siegel & Walmsley LLC (the "Sub-Adviser"). The Sub-Adviser is responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund's average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement 2") with SMC Fixed Income Management, LP (the "Sub-Adviser 2"). The Sub-Adviser 2 is responsible for day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. Under the terms of the Sub-Advisory Agreement 2 between the Adviser and the Sub-Adviser 2, the Adviser pays monthly to the Sub-Adviser 2 a fee at the annual rate of 0.30% of the Fund's average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

The Bank of New York ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement (the "Administration Agreement'), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED NET ASSETS                                                          RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser, Sub-Adviser, or Muni Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expense and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference relating to a distribution reclass in the amount of $7,139,125 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Also, permanent book to tax differences relating to the Fund's investments in real estate investment trusts totaling $298,615 were reclassified from accumulated new realized gain to accumulated undistributed net investment income..

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses of $1,517,590.


                                          Annual Report | December 31, 2007 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued


Information on the tax components of investments and net assets as of December 31, 2007 is as follows:

                                                                                               UNDISTRIBUTED
     COST OF                                          NET TAX         NET TAX                      LONG-TERM
 INVESTMENTS      GROSS TAX         GROSS TAX      UNREALIZED      UNREALIZED  UNDISTRIBUTED  CAPITAL GAINS/
     FOR TAX     UNREALIZED        UNREALIZED    APPRECIATION    DEPRECIATION       ORDINARY    (ACCUMULATED
    PURPOSES   APPRECIATION      DEPRECIATION  ON INVESTMENTS  ON DERIVATIVES         INCOME*   CAPITAL LOSS)
-------------------------------------------------------------------------------------------------------------
$378,472,764    $20,021,468     $(16,874,321)      $3,147,147        $302,431     $9,558,496     $(1,517,590)

*Includes tax-exempt income

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on investments in real estate investment trusts.

For the years ended December 31, 2007 and 2006, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM:                2007                2006
--------------------------------------------------------------------------------
Ordinary income                   $6,067,201          $7,322,467
Tax-exempt income                  7,772,917           3,092,337
Long-term capital gain            12,833,918           9,678,176
--------------------------------------------------------------------------------
Total Distributions              $26,674,036         $20,092,980
--------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of December 31, 2007.

Tax years for 2004, 2005 and 2006 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENT IN SECURITIES

For the year ended December 31, 2007, purchases and sales of investments, excluding short-term securities, were $425,604,732 and $419,849,051, respectively.

Note 6 - CAPITAL

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended December 31, 2007 and 2006.

PREFERRED SHARES

On April 29, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually.

For the year ended December 31, 2007, the annualized dividend rates ranged from:

                           HIGH                 LOW                  AT 12/31/07
--------------------------------------------------------------------------------
Series M7                 6.25%               4.50%                        5.40%
Series T28                6.19%               4.60%                        6.19%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 - INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - RECENT ACCOUNTING PRONOUNCEMENTS

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 9 - SUBSEQUENT EVENT:

In December 2007 the Board of Trustees announced a change to a calendar quarter dividend cycle; dividends were previously distributed on the last day of February, May, August and November. As a result, a quarterly dividend of $0.2525 was declared on December 3, 2007, payable on December 31, 2007, to shareholders of record December 14, 2007. The Fund expects to announce the next regular quarterly dividend on March of 2008.


24 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Chicago, Illinois
February 20, 2008

                                          Annual Report | December 31, 2007 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $5,137,956 was received by the Fund through December 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $4,345,915 of investment income qualifies for the dividends-received deduction.

Subchapter M on the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year end as to the federal tax status of dividends and distributions received by shareholders during such tax period. The Fund hereby designates $12,833,918 as long-term capital gains according to IRC Section 852(b)(3)(C). The Fund hereby designates $7,772,917 as tax-exempt income according to IRC Section 852(b)(5)(A).

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

TRUSTEES
The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**    PRINCIPAL OCCUPATION DURING          NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)       AND LENGTH OF       THE PAST FIVE YEARS AND              IN FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED         OTHER AFFILIATIONS                   OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes              Since 2005          Investor (2001-present).             47                      None.
Year of Birth: 1951                                Previously, Senior Vice
Trustee                                            President & Treasurer
                                                   (1993-1997), President, Pizza
                                                   Hut International (1991-1993)
                                                   and Senior Vice President,
                                                   Strategic Planning and New
                                                   Business Development (1987-1990)
                                                   of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler               Since 2005          Previously, President, Chief         2                       Trustee, SXC
Year of Birth: 1955                                Executive Officer and Director                               Health Solutions.
Trustee                                            of Priority Healthcare Corp.
                                                   (2002-2005). Previously,
                                                   President and Chief Operating
                                                   Officer of Priority Healthcare
                                                   Corp. (2001-2002). Previously,
                                                   Executive Vice President and
                                                   Chief Operating Officer of
                                                   Priority Healthcare Corp.
                                                   (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje                Since 2004          Advisor to the Cleveland             2                       Trustee, Old Mutual
Year of Birth: 1942                                Foundation Investment Committee.                             Advisor Mutual
Trustee                                            Previously, President and Chief                              Funds.
                                                   Investment Officer of TRW
                                                   Investment Management Co.
                                                   (1990-2003).
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore                  Since 2004          Partner at WilSource Enterprise      2                       Trustee, Old Mutual
Year of Birth: 1955                                (December 2005-present).                                     Advisor Mutual
Trustee                                            Previously, Managing Director                                Funds.
                                                   High Sierra Energy L.P.,
                                                   (2004-2005). Previously,
                                                   Portfolio Manager and Vice
                                                   President of Janus Capital Corp.
                                                   (2000-2002) and Senior
                                                   Analyst/Portfolio Manager of
                                                   Marsico Capital Management
                                                   (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2004          Partner of Nyberg & Cassioppi,       50                      None.
Year of Birth: 1953                                LLC, a law firm specializing in
Trustee                                            corporate law, estate planning
                                                   and business transactions
                                                   (2000-present). Previously,
                                                   Executive Vice President,
                                                   General Counsel and Corporate
                                                   Secretary of Van Kampen
                                                   Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2004          Previously, Vice President,          47                      None.
Year of Birth: 1958                                Manager and Portfolio Manager of
Trustee                                            Nuveen Asset Management
                                                   (1998-1999), Vice President of
                                                   Nuveen Investment Advisory Corp.
                                                   (1992-1999), Vice President and
                                                   Manager of Nuveen Unit
                                                   Investment Trusts (1991-1999),
                                                   and Assistant Vice President and
                                                   Portfolio Manager of Nuveen Unit
                                                   Investment Trusts (1988-1999),
                                                   each of John Nuveen & Co., Inc.
                                                   (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Barnes, Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     - Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     - Messrs. Applestein, Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.


26 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

NAME, ADDRESS*, YEAR           TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING          NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)       AND LENGTH OF     THE PAST FIVE YEARS AND              IN FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED       OTHER AFFILIATIONS                   OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+         Since 2005        Senior Vice President of Product     2                       None.
Year of Birth: 1961                              Strategy and Retirement Solutions
Trustee                                          Planning, Director of Investment
                                                 Services, Old Mutual Asset
                                                 Management (2003-present).
                                                 Previously, Senior Vice President
                                                 of Consulting Relationships,
                                                 Fidelity Management Trust Co.
                                                 (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++             Since 2004        Senior Managing Director and Chief   50                      None.
Year of Birth: 1965                              Administrative Officer of Claymore
Trustee; Chief Executive and                     Advisors, LLC and Claymore
Legal Officer                                    Securities, Inc. (2007-present).
                                                 Previously, Senior Managing
                                                 Director and General Counsel of
                                                 Claymore Group, Inc., Claymore
                                                 Advisors, LLC and Claymore
                                                 Securities, Inc. (2001-2007).
                                                 Assistant General Counsel, John
                                                 Nuveen and Co., Inc. (1999-2001).
                                                 Former Vice President and Associate
                                                 General Counsel of Van Kampen
                                                 Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Barnes, Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     - Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     - Messrs. Applestein, Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.


OFFICERS
The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2004               Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                           Securities, Inc. (2005-present). Previously, Chief Financial
Chief Financial Officer,                                      Officer of Claymore Group, Inc. (2005-2006); Managing Director of
Chief Accounting Officer                                      Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005);
and Treasurer                                                 Previously, Treasurer of Henderson Global Funds and Operations
                                                              Manager of Henderson Global Investors (NA) Inc. (2002-2003);
                                                              Managing Director, FrontPoint Partners LLC (2001-2002); Vice
                                                              President, Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Vincent R. Giordano                  Since 2004               Senior Managing Director of SMC Fixed Income Management, LP.***
Year of Birth: 1948                                           Previously, Senior Managing Director of Claymore Advisors, LLC
Vice President                                                (2004-2006); Senior Vice President and Portfolio Manager of
                                                              Merrill Lynch Asset Management, Inc. (1985-2001).
------------------------------------------------------------------------------------------------------------------------------------
George Gregorio                      Since 2004               Managing Director of SMC Fixed Income Management, LP.***
Year of Birth: 1949                                           Previously, Managing Director of Claymore Advisors, LLC
Vice President                                                (2004-2006); Sell Side Analyst for JB Hanauer & Co.
------------------------------------------------------------------------------------------------------------------------------------
Roberto W. Roffo                     Since 2004               Managing Director of SMC Fixed Income Management, LP.***
Year of Birth: 1966                                           Previously, Managing Director of Claymore Advisors, LLC
Vice President                                                (2004-2006); Director and Vice President of Merrill Lynch
                                                              Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006               Vice President, Fund Compliance Officer of Claymore Group, Inc.
Year of Birth: 1957                                           (2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                      Secretary of Harris Investment Management, Inc. (2003-2006);
                                                              Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Matthew Patterson                    Since 2006               Vice President, Assistant General Counsel of Claymore Group, Inc.
Year of Birth: 1971                                           (2006- Present). Secretary of certain funds in the Fund Complex.
Secretary                                                     Previously, Chief Compliance Officer and Clerk, The Preferred
                                                              Group of Mutual Funds (2005-2006). Chief Compliance Officer and
                                                              Secretary, Caterpillar Investment Management Ltd (2005-2006).
                                                              Securities Counsel, Caterpillar Inc. (2004-2006); Associate,
                                                              Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
James Howley                         Since 2007               Vice President, Fund Administration of Claymore Securities, Inc.
Year of birth: 1972                                           (2004-present). Formerly, Manager, Mutual Fund Administration of
Assistant Treasurer                                           Van Kampen Investments, Inc. (1996-2004).
------------------------------------------------------------------------------------------------------------------------------------
Melissa Nguyen                       Since 2005               Vice President, Assistant General Counsel of Claymore Group Inc.
Year of birth: 1978                                           (2005-present). Formerly, Associate, Vedder, Price, Kaufman &
Assistant Secretary                                           Kammholz, P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***  Effective July 11, 2006.

                                          Annual Report | December 31, 2007 | 27

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.


28 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund INFORMATION

BOARD OF TRUSTEES           OFFICERS                      INVESTMENT MANAGER -       PREFERRED STOCK -
Matthew J. Appelstein*      Nicholas Dalmaso              EQUITY AND INCOME          DIVIDEND PAYING AGENT
                            Chief Executive and           Thompson, Siegel &         The Bank of New York
Randall C. Barnes           Legal Officer                 Walmsley LLC               New York, New York
                                                          Richmond, Virginia
Steven D. Cosler            Steven M. Hill                                           LEGAL COUNSEL
                            Chief Financial Officer,      INVESTMENT MANAGER -       Skadden, Arps, Slate,
Nicholas Dalmaso*           Chief Accounting Officer      MUNICIPALS                 Meagher & Flom LLP
                            and Treasurer                 SMC Fixed Income           Chicago, Illinois
Robert M. Hamje                                           Management, LP
                            Vincent R. Giordano           Princeton, New Jersey      INDEPENDENT REGISTERED
L. Kent Moore               Vice President                                           PUBLIC ACCOUNTING FIRM
                                                          INVESTMENT ADVISER         Ernst & Young LLP
Ronald A. Nyberg            George Gregorio               AND ADMINISTRATOR          Chicago, Illinois
                            Vice President                Claymore Advisors, LLC
Ronald E. Toupin, Jr.                                     Lisle, Illinois
                            Roberto W. Roffo
                            Vice President                ACCOUNTING AGENT,
                                                          CUSTODIAN AND
                            Bruce Saxon                   TRANSFER AGENT
                            Chief Compliance Officer      The Bank of New York
                                                          New York, New York
                            Matthew Patterson
                            Secretary

                            James Howley
                            Assistant Treasurer

                            Melissa Nguyen
                            Assistant Secretary

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


PRIVACY PRINCIPLES OF TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND FOR
SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York, 101 Barclay 11E, New York, NY 12086 (866) 488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities & Exchange Commission's ("SEC's") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

The Fund files it complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In June 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.



                                          Annual Report | December 31, 2007 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the FUND MANAGER

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley LLC. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

CLAYMORE ADVISORS, LLC
Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Claymore Advisors, LLC is responsible for the Fund's overall asset allocation.

SMC FIXED INCOME MANAGEMENT, LP
SMC Fixed Income Management, LP ("SMC") is a subsidiary of Spring Mountain Capital LP ("Spring Mountain"). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC'S INVESTMENT PHILOSOPHY AND PROCESS
SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm's evaluation of the issuer's creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC's proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

THOMPSON, SIEGEL & WALMSLEY LLC (TS&W)

Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-to-day management of the equity and taxable income securities portion of the Fund.

TS&W INVESTMENT PHILOSOPHY AND PROCESS

Thompson, Siegel & Walmsley LLC's investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend-paying stocks that meet its investment criteria. TS&W employs a proprietary quantitative valuation model that is applied to more than 400 stocks. This directs the managers' review process toward companies that they believe have the highest expected return potential over a multi-year period. TS&W's in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

30 | Annual Report | December 31, 2007

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund



                     (This page is intentionally left blank)



                                          Annual Report | December 31, 2007 | 31

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE



TYW
LISTED
NYSE
                                                                     TYW-AR-1207

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the annual report, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert doesn't affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for the fiscal year 2007 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were approximately $39,000. The aggregate fees billed for the fiscal year 2006 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were $37,000.

(b) Audit-Related Fees: the aggregate fees billed for the fiscal year 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $6,000. The Audit-Related Fees for the fiscal year 2006 were $5,500. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test.

(c) Tax Fees: the aggregate fees billed for the fiscal year 2007, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,000. The Tax Fees for the fiscal year 2006 were $6,000.

(d) All Other Fees: the aggregate fees billed for the fiscal year 2007, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit Fees for the fiscal year 2005 were $0.

The registrant's principal accountant did not bill fees for services not included in Items 4(b), (c) or (d) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.


The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not Applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the fiscal year 2007 were $13,000 and for the fiscal year 2006 were $11,500.

(h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to the investment sub-adviser of its equity portfolio, Thompson, Siegel & Walmsley, LLC. ("TS&W"). TS&W's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) TS&W is responsible for the day-to-day management of the equity and income securities portion of the registrant's portfolio. SMC Fixed Income Management, LP ("SMC") also serves as investment sub-adviser to the registrant and is responsible for the day-to-day management of the municipal securities portion of the registrant's portfolio.

TS&W Portfolio Managers

The following individuals at TS&W share primary responsibility for the management of the equity and income securities portion of the registrant's portfolio:

NAME                          SINCE      PROFESSIONAL EXPERIENCE
William M. Bellamy, CFA,      2004       Mr. Bellamy has over 17 years of experience working with fixed
Vice President and                       income securities.  Prior to joining Thompson, Siegel & Walmsley, LLC
Portfolio Manager                        in 2002, Mr. Bellamy was with Trusco Capital Management where he served as a Vice President, Fixed Income Portfolio Manager.
                                         Prior to Trusco, he was employed with First Union Capital Markets,
                                         Clayton Brown & Associates and Merrill Lynch Capital Markets in
                                         Institutional Fixed Income Sales.  Mr. Bellamy received his
                                         Bachelor of Science from Cornell University and his MBA from Duke
                                         University.

Paul A. Ferwerda, CFA,        2004       Mr. Ferwerda is a member of the Investment Policy Committee and
Senior Vice President and                brings to the investment team 20 years experience with the firm
Portfolio Manager, Domestic              and 24 years overall investment experience. Mr. Ferwerda
Equity and Research                      contributes significant research expertise within the Financial sector. Prior to joining the firm, Mr. Ferwerda was a Portfolio
                                         Manager with AmSouth Bank in Birmingham, AL. He received his
                                         Bachelor of Science degree from Auburn University and his MBA from
                                         Duke University.

Mr. Ferwerda is responsible for managing the qualified dividend income ("QDI") portion of the Fund. Mr. Bellamy is responsible for managing the non-QDI portion of the Fund, including high yield bonds, preferred stocks and real estate investment trusts.

SMC Portfolio Managers

The following individuals at SMC share primary responsibility for the management of the municipal securities portion of the registrant's portfolio:

NAME                          SINCE      PROFESSIONAL EXPERIENCE
Vincent R. Giordano           2004       Senior Managing Director and Portfolio Manager of SMC Fixed Income
                                         Management. Previously, Senior Managing Director of Claymore
                                         Advisors, LLC; Senior Vice President and Portfolio Manager of
                                         Merrill Lynch Asset Management, Inc.

Roberto W. Roffo              2004       Senior Managing Director and Portfolio Manager of SMC Fixed Income
                                         Management. Previously, Senior Managing Director of Claymore
                                         Advisors, LLC; Director and Vice President of Merrill Lynch
                                         Investment Managers.

Mr. Roffo is responsible for identifying investment opportunities and executing transactions on behalf of the municipal securities portion of the registrant's portfolio. Mr. Giordano oversees Mr. Roffo's activities and works jointly with Mr. Roffo to formulate investment strategies.

The information disclosed in this paragraph (a)(1) of Item 8 is provided as of March 9, 2007.

(a)(2)

TS&W Other Accounts Managed

TS&W does not manage any accounts for which the advisory fee is based upon the performance of the account. The following table summarizes information regarding each of the other accounts managed by the TS&W portfolio managers as of December 31, 2007:

                              REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                   COMPANIES                         VEHICLES                         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
NAME                          # OF                              # OF                              # OF
                            ACCOUNTS      TOTAL ASSETS        ACCOUNTS      TOTAL ASSETS        ACCOUNTS      TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
William M. Bellamy              1          $35,012,170            0               0                23         $362,185,100

Paul A. Ferwerda                0                0                0               0                30         $320,500,00

SMC Other Accounts Managed

SMC does not manage any accounts for which the advisory fee is based upon the performance of the account. The following table summarizes information regarding each of the other accounts managed by the SMC portfolio managers as of December 31, 2007:

                              REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                   COMPANIES                         VEHICLES                         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
NAME                          # OF                              # OF                              # OF
                            ACCOUNTS      TOTAL ASSETS        ACCOUNTS      TOTAL ASSETS        ACCOUNTS      TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Vincent R. Giordano             1          $17,000,000            0               0                3           $19,000,000

Roberto W. Roffo                1          $17,000,000            0               0                            $19,000,000

TS&W Potential Conflicts of Interest

Two of the other accounts TS&W advises are long-short accounts and may sell securities short, including securities with respect to which other accounts managed by TS&W hold long positions. Procedures are in place to ensure that no primary holdings in accounts managed by TS&W will be shorted by any other account advised by TS&W. The term "primary holdings" refer to any core holding in any of the firm's equity products. Primary holdings specifically exclude miscellaneous securities most frequently held in the taxable portfolios of TS&W's clients.

Mr. Bellamy and Mr. Ferwerda do not manage accounts that can short securities. The portfolio managers responsible for those portfolios that can short securities are not separated from the rest of TS&W's investment personnel and therefore have access to full information about TS&W's investment research and the strategies being employed for accounts managed by TS&W.

Some other accounts managed by TS&W pay TS&W management fees at rates comparable to and in some cases lower than those paid by the registrant and other accounts managed by TS&W. The long-short accounts that TS&W manages have performance fee incentives. As a result, TS&W may have a conflict between its own interests and the interests of its other investment advisory clients in managing these long-short accounts. The Sub-Adviser has adopted various procedures and safeguards to mitigate these potential conflicts.

SMC Potential Conflicts of Interest

At times there may be instances when securities are being purchased or sold by SMC for more than one account. On a daily basis, SMC's Chief Compliance Officer reviews and approves all trades for all accounts assuring that there has been fair allocation among accounts. When necessary, SMC's Chief Compliance Officer will question the portfolio managers to assure fair allocation among all accounts managed has taken place.

(a)(3)

TS&W Portfolio Manager Compensation

TS&W compensates Mr. Bellamy and Mr. Ferwerda for their management of the equity and income producing securities portion of the registrant's portfolio. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, an individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional's own self-assessment of their years' work relative to their responsibilities and also includes peer and supervisor evaluations. TS&W's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards that can exceed base salary. A summary of the input goes to the Remuneration Committee of TS&W's Board of Directors and they determine the specific compensation, salary plus bonus, for the individual. Total compensation of TS&W's portfolio managers is not related to fund performance. Additionally, there is a qualified profit sharing plan and a long-term incentive plan, which is eligible for participation by all TS&W associates.

SMC Portfolio Manager Compensation

SMC compensates Mr. Giordano and Mr. Roffo for their management of the municipal securities portion of the registrant's portfolio. Compensation consists of a fixed based salary and is based on the experience and qualifications of each portfolio manager. All SMC employees are also eligible to participate in a 401(k) plan, which does not include matching funds from any other party.

(a)(4)

TS&W Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each TS&W portfolio manager as of December 31, 2007:

                                                DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                         SECURITIES IN FUND
--------------------------------------------------------------------------------
William M. Bellamy                                       None

Paul A. Ferwerda                                   $10,001-$50,000

SMC Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each SMC portfolio manager as of December 31, 2007:

NAME OF PORTFOLIO MANAGER

                                                DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                         SECURITIES IN FUND
--------------------------------------------------------------------------------
Vincent R. Giordano                                $10,001-$50,000

Roberto W. Roffo                                      $1-$10,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)    Proxy Voting Policies and Procedures.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:      /s/ Nicholas Dalmaso
         _____________________________________________________________________

Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    March 6, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nicholas Dalmaso
         _____________________________________________________________________

Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    March 6, 2008

By:      /s/ Steven M. Hill
         _____________________________________________________________________

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 6, 2008